Rule 497(d)
FT 420

Supplement to the Prospectus dated April 12, 2000

Sales Charge Discount for Eligible Purchasers

Notwithstanding anything to the contrary in the Prospectus, you can use your redemption or termination proceeds from any Nike Securities L.P. spon-sored unit investment trust to purchase Units of the Trust in FT 420 during the initial offering period at the Public Offering Price less 1%.
Dealers and other selling agents will receive a concession or agency commission of 1.75% of the sales price of Units sold pursuant to this provision.


May 3, 2000